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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2002

MB FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
801 West Madison Street, Chicago, Illinois		60607
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 645-7866

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Forward-Looking Statements

        When used in this Current Report on Form 8-K and in other filings by MB Financial, Inc. (the "Company") with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company's merger and acquisition activities, including its recently completed acquisition of First Lincolnwood Corporation and its pending acquisition of LaSalle Systems Leasing and LaSalle Equipment Limited Partnership, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to realize the residual values of its operating leases; (10) the Company's ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; and (14) changes in accounting principles, policies or guidelines.

        The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

        Set forth below is the text of a press release issued by the Company on July 22, 2002 announcing the execution of an agreement to acquire LaSalle Systems Leasing, Inc. and its affiliated company, LaSalle Equipment Limited Partnership, followed by additional information regarding the transaction.

FOR IMMEDIATE RELEASE

Contact:	Karen Perlman kperlman@mbfinancial.com MB Financial (773) 292-6292	Raymond Minkus/Stephanie Hamernik rdm@minkus-dunne.com Minkus & Dunne Communications (312) 541-8787

MB Financial Bank Agrees to Acquire LaSalle
Systems Leasing and LaSalle Equipment Partnership;
Transaction Will Result in Expansion of Lease Banking Business;
Charles Gately to Continue as President of New Bank Subsidiary

CHICAGO, IL (July 22, 2002)—MB Financial Bank, N.A., a $3.3 billion subsidiary of MB Financial, Inc., (Nasdaq: MBFI), has agreed to acquire LaSalle Systems Leasing, Inc. and its affiliated company LaSalle Equipment Limited Partnership. ("LaSalle Systems Leasing") for $39.7 million, it was jointly announced today. Five million dollars of the purchase price will be paid in the form of MB Financial, Inc. common stock, while the balance will be paid in the form of cash. The transaction involving the Chicago-based MB Financial Bank and LaSalle Systems Leasing, based in Northbrook, Illinois, is expected to be completed in the third quarter, pending regulatory approval. LaSalle Systems Leasing will operate as a subsidiary of MB Financial Bank.

        Mitchell Feiger, President and CEO of MB Financial, Inc., and Charles Gately, President of LaSalle Systems Leasing, jointly made the announcement. Gately will continue as President of LaSalle Systems Leasing.

        "We view the LaSalle Systems Leasing transaction as a natural extension of our current lease banking business and consistent with our growth objectives in this area," said Feiger. "This transaction will enable us to increase the growth rate of our lease investment income and lease loan volume, and provide us with key talent in the leasing business."

        LaSalle Systems Leasing is a 22 year-old organization that offers a wide range of financial solutions to companies needing to manage high technology equipment. The company's principal focus is on providing lease financing for computer enterprise servers, LAN/WAN networks and telecommunications equipment. The company also provides leasing solutions for industrial use capital equipment.

MB Financial/LaSalle Systems Leasing
Add 1

        LaSalle Systems Leasing originated $37 million of leases in 2001 and currently has a portfolio with an original cost exceeding $180 million. LaSalle Systems Leasing has been a customer of MB Financial Bank since its inception, working closely with MB Financial Bank's President, Burton Field.

        The purchase price of $39.7 million, which includes a $4 million deferred payment tied to LaSalle Systems Leasing results, is expected to initially generate approximately $3 million in goodwill. The transaction is expected to yield an internal rate of return of 21.5%, and the first year fully diluted earnings per share accretion impact to MB Financial, Inc.'s shareholders is expected to range from $0.08 to $0.10 per share.

        "We have had a long term relationship with MB Financial Bank and its professionals. They have been like a partner to us. There should be no learning curve for any of us and it should be business as usual for our customers. We both share the same vision of profitable growth and dedicated customer service," added Gately.

        Feiger, Field and Jill York, MB Financial, Inc.'s Chief Financial Officer, will join the LaSalle Systems Leasing board of directors.

        MB Financial Bank is experienced in meeting the commercial banking needs of companies in many specialized areas. The MB Financial Bank Lease Banking Division has helped small and medium- sized equipment leasing companies with a broad range of services for more than 30 years.

        In 2001, the MB Financial Bank generated a record $295.2 million in loans to independent leasing companies, up more than 20% from the previous year. The loans included financing for the debt portion of leveraged leases, working capital lines of credit, bridge loans and warehouse lines of credit.

        The LaSalle Systems Leasing transaction will be the second acquisition completed this year by MB Financial, Inc. In April 2002, MB Financial, Inc. acquired the First National Bank of Lincolnwood, a $228 million assets-sized institution that was merged into MB Financial Bank. With that addition, MB Financial, Inc. has grown to more than $3.7 billion in assets and has 34 branches throughout the Chicago area.

MB Financial/LaSalle Systems Leasing
Add 2

        MB Financial, Inc., the parent company of MB Financial Bank, N.A. (Illinois), Union Bank, N.A. (Oklahoma), and Abrams Centre National Bank (Texas), is a Chicago-based financial holding company quoted under the symbol "MBFI." MB Financial has been delivering competitive, personalized service for more than 90 years to privately owned, middle-market companies as well as to individuals who live and work in the Chicago metropolitan area. The website may be found at www.mbfinancial.com.

# # #

FORWARD-LOOKING STATEMENTS

        When used in this press release and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities, including our recently completed acquisition of First Lincolnwood Corporation and our pending acquisition of LaSalle Systems Leasing and LaSalle Equipment Limited Partnership, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to realize the residual values of its operating leases; (10) the Company's ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; and (14) changes in accounting principles, policies or guidelines.

        The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

mb financial

LaSalle Systems Leasing
Acquisition

July 22, 2002

Company Profile

  •
  Founded 22 years ago

  •
  Originates leases of high-technology equipment

  •
  Emphasizes profitable growth and strong customer relationships

  •
  Mid-market and larger strong credit lessees

  •
  Conservatively managed and very profitable

Financial Information

  •
  2001 pre-tax net income of $6.2 million

  •
  Year end 2001 total assets of $94.6 million, equity of $29.5 million

  •
  2001 originations $37 million

  •
  Lease portfolio size $180 million (original cost), residual value $12 million

Transaction Structure

  •
  Purchase 100% LaSalle Systems Leasing $5 million Common Stock

  •
  Purchase 100% of LaSalle Equipment Partnership $34.7 million cash

  •
  $4 million of purchase price deferred

  •
  Pay-out contingent on residual realization

  •
  $3 million of goodwill initially generated

Pricing Analysis

  •
  Price to core earnings of 10.0 (A)

  •
  Price to tangible book value 1.27 (A)

  •
  Adjusted price to earnings of 6.3 (A)(B)

  •
  Adjusted price to book value of 1.71 (A)(B)

(A)
Assumes full payment of $4 million contingent purchase price

(B)
P/E Adj is computed as (price - excess equity)/(pre-acquisition core earnings + after-tax cost savings in year one - after tax earnings on excess equity)

Benefits to MB Financial

  •
  Enhances growth of our Lease Banking business

  •
  Gives us the capability to originate our own leases

  •
  Growth rate of lease finance income will increase

  •
  Adds highly talented, experienced leasing professionals

  •
  Strong internal rate of return of 21.5%

  •
  First year fully diluted EPS accretion $0.08 to $0.10/ share

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.
Date: July 22, 2002	By:	/s/ JILL E. YORK Jill E. York, Vice President and Chief Financial Officer

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  Item 9. Regulation FD Disclosure
SIGNATURES